SPORTS GROUP INTERNATIONAL, INC.

                             1999 STOCK OPTION PLAN

                             AS OF SEPTEMBER 2, 1999

                           SPORTS GROUP INTERNATIONAL
                             1999 STOCK OPTION PLAN

     1.   PURPOSE

          The Board of Directors of SPORTS GROUP INTERNATIONAL, INC., a Florida corporation (the "Company"), wishes to adopt the 1999 Stock Option Plan effective as of September 2, 1999 (the "1999 Stock Option Plan" or the "Plan"). The Plan will provide certain key employees of the Company (as defined below) with an opportunity to purchase voting common stock of the Company as an incentive to continue as employees of the Company and to work for the growth, development, and financial success of the Company.

     2.   DEFINITIONS

          The following terms shall have the meanings set forth below, unless context otherwise requires.

          "Board of Directors" or "Board" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee"   means  the  Compensation   Committee  of  the  Board  of
Directors, which shall be appointed in accordance with the procedures described in Section 5.

          "Company"   means   Sports  Group   International,   Inc.,  a  Florida
corporation, and any subsidiary that is treated as a "subsidiary" under section 425 of the Code.

          "Effective Date" means September 2, 1999.

          "ISO" means an incentive stock option granted a Participant under this Plan and which qualifies as an incentive stock option under section 422 of the Code.

          "Independent Director" means a director of the Company who is not an officer, employee, or holder of 10% or more of any class of the Company's common or preferred stock.

          "NSO" means any option granted under this Plan that is not an ISO.

          "Participant" means any employee, Independent Director, or consultant of the Company who has been selected by the Committee to participate in the Plan.

          "Plan" means the Company's 1999 Stock Option Plan, effective as of September 2, 1999.

          "Stock" means the common stock of Company, par value $0.001 per share.

          "Stock Option" means any ISO or NSO granted to a Participant under this Plan, which is evidenced by a writing executed by the Participant and by an authorized member of the Committee.

          "Stock Grant" means the grant of a Stock Option.

     3.   STOCK GRANTS

          The Committee may make Stock Grants to a Participant (including, without limitation, "ISO"s or "NSO"s) under this Plan, in any combination. At the time a Stock Grant is awarded under this Plan, the Committee shall designate whether such grant is an ISO or NSO Stock Grant. Any Stock Grant made by the Committee hereunder shall be administered pursuant to, and in accordance with, this Plan, and shall be subject to all restrictions set forth herein.

     4.   ELIGIBILITY

          The Committee, subject to the following limitations, shall from time to time designate from among the Company's employees those persons who will be Participants in the Plan. Only full- time employees of the Company at the time a Stock Option is granted, who, in the sole judgment of the Committee, (i) are qualified by position, training, ability, and responsibility to contribute sub stantially to the progress of the Company; (ii) have a material, positive effect on the results of the operations of the Company; or (iii) are key employees or critical line employees shall be eligible to participate in the Plan. Notwithstanding the foregoing, Independent Directors of the Company and any consultant to the Company who has been designated by the Board as performing a critical function for the Company are eligible to be Participants in the Plan. Only employees of the Company shall be eligible to receive ISOs.

     5.   ADMINISTRATION

          (a) ADMINISTRATIVE COMMITTEE. This Plan shall be administered by the Compensation Committee ("Committee"). The Committee shall be appointed by the Board of Directors. At such time as the Company has at least two independent directors, a majority of the Committee shall be appointed from independent members of the Board of Directors. Members of the Committee shall serve at the pleasure of the Board, and the Board may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. No member of the Committee shall participate in or take any action with respect to any Stock Grant made with respect to such member, except as otherwise provided herein. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. The Committee shall have the sole, final, and conclusive authority to interpret this Plan, to determine the rights and obligations of Participants under the Plan, and to determine matters relating to the employment of a Participant, including, without limitation, the time at which a Participant terminates employment. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

          (b) ADMINISTRATION OF PLAN. The Committee may adopt rules and procedures for administration of the Plan, to the extent such rules and procedures are not inconsistent herewith, which shall be of general application to all Participants and the Stock Options granted pursuant to the Plan. Subject to the provisions of this Plan, the Committee shall have the sole, final, and conclusive authority to determine:

               (1) Those employees who will become Participants and the terms and conditions of their eligibility;

               (2) The Participants to whom Stock Grants are to be made and the nature and amount of such Stock Grants;

               (3) All terms and conditions of each Stock Grant, including, without limitation:

                    (i) The number of shares of Stock (as hereinafter defined) for which a Stock Grant is made;

                    (ii) The price to be paid for Stock upon exercise of a Stock
                         Grant;

                    (iii) The terms and conditions of the exercise;

                    (iv) The terms of payment of the exercise price of a grant;

                    (v) Any conditions to which the grant or its exercise may be subject;

                    (vi) Any restrictions or limitations  placed on Stock issued pursuant to the exercise of a Stock Grant; and

                    (vii) Any vesting schedule applicable to any Stock Grant.

     6.   SHARES OF STOCK SUBJECT TO PLAN

          (a) SHARES RESERVED FOR OPTION GRANTS. There shall be reserved for the Stock Grants pursuant to this Plan (including Stock Grants made under Section 8) 2,000,000 shares of the presently authorized but unissued Stock. ISOs or NSOs, or any combination thereof, may be granted pursuant to this Plan from such shares, up to such total limitation; provided, however, that in no event shall the aggregate number of shares of Stock subject to all Stock Grants made under this Plan exceed 2,000,000 shares of Stock, except as described in paragraph (b) below.

          (b) ADJUSTMENT TO SHARES. The aggregate number of shares of Stock which may be issued under paragraph (a) of this Section 6 pursuant to Stock Grants made under this Plan shall be automatically adjusted, without further action by the Board or the shareholders of the Company, to reflect changes in the capitalization of the Company, such as stock dividends, stock splits, reverse stock splits, subdivisions, reorganizations or reclassification, or any similar recapitalization that affects or modifies the number of shares of Stock issued and outstanding at any time.

          (c) NUMBER OF STOCK GRANTS; PARTIAL EXERCISE. More than one Stock Grant may be made to the same Participant, and Stock Grants may be subject to partial exercise. If any Stock Grant made under this Plan expires or is terminated without being exercised, or after being partially exercised, the shares of Stock allocated to the unexercised portion of a Stock Grant shall revert to the pool of shares reserved in paragraph (a) of this Section for grants made hereunder and shall again be available for Stock Grants made under this Plan.

          (d) ISOS. The aggregate fair market value of Stock subject to an ISO granted under this Plan (determined without regard to this paragraph) exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000. The preceding sentence shall be applied by taking ISO Options into account in the order in which they were granted hereunder. If any ISO is granted that exceeds the limitations of this paragraph at the first time it is exercisable, it shall not be invalid, but shall constitute and be treated as an NSO to the extent of such excess. For purposes of this Plan, the fair market value of the Stock subject to any ISO shall be determined by the Committee without regard to any restriction other than a restriction which, by its terms, will never lapse.

     7.   TERMS AND CONDITIONS OF GRANTS

          (a) GRANT AGREEMENT. Each Stock Grant made under this Plan shall be evidenced by a written agreement ("Stock Grant Agreement") and shall be executed by the Company and the Participant. The Stock Grant Agreement shall contain any terms and conditions required by this Plan and such other terms and conditions as the Committee, in its sole discretion, may require that are not inconsistent with the Plan.

          (b) NUMBER OF SHARES AND NOTICE OF OPTION. Each Stock Grant shall state the number of shares of Stock subject to the grant and shall state whether the action is for an ISO or NSO.

          (c) OPTION OR PURCHASE PRICE. Each Stock Option shall state the exercise price of the option, which, in the case of an ISO, shall not be less than 100% of the fair market value of the optioned Stock on the date the Stock Option is granted. In the case of a Participant who, at the time the ISO is granted, owns shares of Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price of such ISO shall be not less than 110% of the fair market value of Stock on the date the option is granted, and, in no event shall such option be exercisable after the expiration of five years from the date such option is granted. The exercise price for any share of stock subject to an NSO Stock Grant shall not be less than 85% of the fair market value of a share of the Stock as of the date of grant. The fair market value of a share of the Company's Stock shall equal the closing price for such stock on the day preceding the date of grant, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) (National Market) or THE WALL STREET JOURNAL. If for any reason the Company's stock is not publicly traded on a national securities market or not listed on NASDAQ, the Committee shall evaluate all factors which the Committee believes are relevant in determining the fair market value of a share of Stock and, the Committee, in good faith and exercising its business judgment, shall establish the fair market value of the Stock as of the date an option is granted.

          (d) LIMITATION ON PERIOD IN WHICH TO GRANT OR EXERCISE OPTIONS. No ISO or NSO shall be granted under this Plan more than 10 years after the earlier of
(i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders of the Company. Any Stock Grant other than an ISO made under the Plan may be exercised at any time permitted by the Stock Option Agreement and may be granted any time prior to the termination of the Plan.

          (e) TRANSFERABILITY. No Stock Grant made under this Plan shall be transferable by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, a Stock Grant made hereunder shall be exercisable only by the Participant and only if at all times during the period of time beginning on the date the Stock Grant is made and ending on the day three months (or one year, in the case of an employee who retires on account of becoming "permanently and totally disabled" within the meaning of that term under section 22(e)(3) of the Code) before the date of exercise of such Stock Grant, such Participant was an employee of the Company (or a corporation or a parent corporation or subsidiary corporation of a corporation assuming an option in a transaction to which section 424(a) of the Code applies).

          (f) PAYMENT FOR STOCK. The exercise price for any shares of Stock acquired through the whole or partial exercise of any Stock Grant shall be paid in cash or immediately available funds, or in Stock with a current market value equal to all or a part of the exercise price, or both.

          (g) COMPLIANCE WITH APPLICABLE LAWS AND Regulations. Stock Grants made under this Plan shall contain such provisions with respect to compliance with applicable federal and state law as the Committee, with the advice of the Company's counsel, may deem appropriate, including, without limitation, any provision necessary to comply with state or federal securities laws.

          (h)  DISPOSITION  OF ISO STOCK.  No Stock issued in connection  with a
Participant's exercise of an ISO may be disposed of by the Participant within two years from the date the option is granted nor within one year after the date such Stock is issued to the Participant and be eligible for treatment as an ISO; provided, however, unless otherwise provided in the Stock Grant Agreement, these holding periods shall not apply if the Stock Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of a deceased Participant.

          (i) TERM OF ISO. In no event shall an ISO granted under this Plan be exercised after the expiration of 10 years from the date such option is granted.

          (j) INSOLVENT  PARTICIPANTS.  No disposition of Stock, as described in
Section 422(c)(3) of the Code, acquired pursuant to the exercise of an ISO shall constitute a disposition of Stock in violation of paragraph (h) of this Section.

          (k) NON-INCENTIVE STOCK OPTION GRANTS. Any provision of this Plan to the contrary notwithstanding, the Company may, in its sole discretion, grant any Participant an NSO which, if provided in the granting agreement, may be exercised after the termination of the Participant's employment with the Company.

     8.   STOCK GRANTS TO INDEPENDENT DIRECTORS

          There  is  hereby  reserved  for  Stock  Grants  made  to  Independent
Directors of the Company 100,000 shares of Stock. The Stock available exclusively for grants to Independent Directors shall reduce the number of shares of Stock available for issuance under Stock Options granted to employees and consultants under other provisions of this Plan. Only Independent Directors of the Company shall be eligible for Stock Grants under this Section 8 of the Plan.

          (a) Any Independent Director who is appointed or elected to the Board after the Effective date shall automatically receive an NSO for 10,000 shares of the Company's Stock. The Stock Option shall be subject to forfeiture if the Director voluntarily resigns within one year after the date of his election as a Director. Except as otherwise provided in any written agreement between the Company and the Director, any Stock Option granted an Independent Director shall expire on the earlier of (i) ten years after the date of grant; (ii) one year after the Independent Director terminates his service as a Director of the Company; or (iii) the Expiration Date stated in the Stock Option Agreement.

          (b) Each Stock Grant made under this Section 8 shall be evidenced by a written Stock Option Agreement that shall be executed by the Company and the Independent Director. The Stock Option Agreement shall contain all terms and conditions required by the Board, which the Board may in its discretion require, including, without limitation, restrictions on the transferability of any Stock issued pursuant to this Section 8.

          (c) The exercise price of any Stock Option granted to an Independent Director under this Section shall be 85% of the fair market value of a share of the Company's Stock as of the date of grant. The fair market value of the Company's Stock shall be determined in the same manner as provided in Section 7(c).

          (d) No Stock Option granted under this Section shall be transferrable by the Participant, other than by will or the laws of descent and distribution. During a Participant's lifetime, a Stock Option granted hereunder shall be exercisable only by the Participant and only if, at all times during the period, beginning on the date the Stock Option was granted and ending three years (or one year in the case of a Director who is permanently disabled within the meaning of Section 22(e)(3) the Internal Revenue Code) before the date of the exercise of such Stock Option, such Participant was a Director with the Company.

          (e) The exercise price of any Stock Option granted hereunder shall be paid in cash or immediately available funds or in Stock with a current market value equal to all or part of the exercise price, or both. Any Stock Option granted to an Independent Director shall not be exercisable for at least six months following the date such Stock Option was granted or awarded.

          (f) In addition to granting Stock Options to Independent Directors, as provided herein, a majority of the Board of Directors (exclusive of any Directors who are Participants in the Plan pursuant to this Section) may elect to pay the Director's fees of any Independent Director by the issuance of Common Stock for services rendered; provided that such Stock shall be valued at its fair market value prior to the date such Director's fee is due and payable. The fair market value of any Stock issued to an Independent Director under this Section shall be determined in the same manner as set forth in Section 7(c)of this Plan.

          (g) The right to grant Options under this Section 8 shall expire upon the date this Plan expires.

          (h) A Participant, as a condition to the exercise of any Stock Option, shall execute and deliver to the Company an investment letter in such form as the Board of Directors, with the advice of legal counsel, may from time to time determine to be appropriate.

          (i) Any funds  received  pursuant to the  exercise  option  under this
Section 8 shall be used for general corporate purposes.

          (j) Any options granted under this Section 8 shall be subject to all other terms and conditions of all other terms and conditions of this Plan which are not inconsistent with this Section.

     9.   MERGERS OR CONSOLIDATIONS

          If the Company at any time dissolves or undergoes a reorganization, including, without limitation, a merger or consolidation with any other corporation, in any manner or form whatsoever, and the Company is not the surviving corporation and the surviving corporation does not agree to assume the options granted pursuant to this Plan, or to substitute options in place thereof, the Stock Grants made under this Plan may be terminated and canceled by a resolution of the Board of Directors, subject to the procedures set forth in this Section. Prior to any termination of this Plan or the Stock Grants made hereunder, each Participant holding an outstanding Stock Grant not yet exercised shall be notified of such termination and cancellation, and shall be provided a period of not less than 15 days in which to exercise such Stock Grant prior to its termination. A Participant's rights under the preceding sentence shall apply without regard to whether such rights are specifically stated in any Stock Option Agreement. In connection with any such termination of Stock Grants, the Committee may, in its sole discretion, prescribe such terms and conditions as the Committee deems appropriate and authorize the exercise of such Stock Grants with respect to all shares covered. Any Stock Grant not exercised in accordance with such prescribed terms and conditions shall terminate as of the date specified by the Committee, and simultaneously, the Plan itself shall be terminated, without further action by shareholders of the Company.

     10.  TERMINATION OF EMPLOYMENT

          Except as provided in Section 7(k), any Stock Grant made pursuant to this Plan shall immediately terminate upon a Participant's termination of employment with the Company, unless such termination of employment occurs by reason of the death or retirement (including early retirement) of the
Participant or on account of the permanent and total disability of the Participant (as such term is defined in Section 22(e)(3) of the Code and the regulations therein). Upon retire ment, a Participant (or the administrator or conservator of the Participant's estate) may, subject to Section 7(i) of the Plan, exercise any Stock Option granted in full within three months of retirement or, in the event the Participant retired or terminated employment on account of "permanent and total disability" (as that term is defined in Section 22(e)(3) of the Code), within one year of retirement. Should a Participant die while in the employment of the Company or within three months after retirement, the Participant's personal representative of his or her estate or other person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the deceased optionee may, subject to Section 7(i) of the Plan or any contrary provision of the Stock Grant Agreement, exercise the option in full within two years from the date of the optionee's death.

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     11.  EXPIRATION DATE OF PLAN

          If not earlier terminated, this Plan shall terminate on September 1, 2009. In no event shall any Stock Option be granted under this Plan after September 1, 2009. In no event shall any ISO be granted under this Plan after September 1, 2009.

     12.  ADJUSTMENT TO SHARES SUBJECT TO STOCK OPTION

          In the event the issued and outstanding Stock of the Company is increased or decreased by reason of any stock split, reverse stock split, subdivision, stock dividend, reorganization, or reclassification, the Stock subject to any unexercised Stock Grant shall be automatically adjusted, without further action on the part of any person, to reflect the effect of such event, as if the shares of Stock subject to such Stock Grant were then issued and outstanding.

     13.  CORPORATE ACTION

          The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of any kind to its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     14.  RIGHTS AS A SHAREHOLDER

          A Participant shall have no rights as a shareholder of the Company with respect to any shares of Stock subject to a Stock Grant made hereunder until the date of the issuance of a stock certificate to the Participant for such shares. Except as provided in Sections 6(b) and 12, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date precedes the date a stock certificate is issued to a Participant upon exercise of a Stock Grant, except as otherwise provided in this Plan.

     15.  INVESTMENT PURPOSE

          The Stock Grant and the Stock which is subject to any Stock Grant issued under this Plan have not been registered with the Securities and Exchange Commission. Each Stock Grant made under this Plan is subject to the condition that the purchase of Stock hereunder by a Participant is for investment purposes only, and not with a view to the subsequent resale or distribution of such Stock, unless such Stock is registered under the Securities Act of 1933, as amended, or an exemption from registration is available.

     16.  INVESTMENT LETTER

          Any Participant exercising a Stock Grant shall, as a condition to such exercise, execute and deliver to the Company an investment letter in any form the Committee may require.

     17.  AMENDMENT OF THE PLAN

          The Board may terminate, suspend, discontinue, modify or amend this Plan in any respect whatsoever, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of shares of stock of the Company subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted or remove the administration of the Plan from the Committee. The preceding sentence notwithstanding, the Company may not terminate this Plan with respect to any issued and outstanding Stock Grant unless it gives the Participant notice of termination and not less than 15 days in which to exercise such Stock Grant, if such Stock Grant is then exercisable. To the extent this Plan has authorized the Committee to grant ISOs, this Plan shall be interpreted and construed so as to qualify as an incentive stock option plan under Section 422 of the Code and the regulations thereunder.

     18.  APPLICATION OF FUNDS

          The proceeds received by the Company from the sale of shares of Stock pursuant to the exercise of options shall be used for general corporate purposes.

     19.  OBLIGATION TO EXERCISE GRANT

          A Stock Grant shall impose no obligation upon the grantee to exercise such grant.

     20.  APPROVAL OF SHAREHOLDERS; TERMINATION OF PLAN

          This Plan shall be effective as of the Effective Date, subject to the approval of the shareholders of the Company who hold a majority of the issued and outstanding shares of all classes of stock of the Company, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board of Directors. The Committee may cause Stock Grants to be made under the Plan, subject to the Plan being approved by the Company's shareholders within the period described above. If for any reason the Company's shareholders should fail to approve this Plan within the time stated, all Stock Grants made hereunder shall be void.

          IN WITNESS WHEREOF, the foregoing Plan was approved by the Board of Directors on September 2, 1999, and by a majority of the shareholders of the Company on October 12, 1999 and is executed by the undersigned officers of the Company, being duly authorized to do so.

                                        SPORTS GROUP INTERNATIONAL, INC.,
                                        a Florida corporation


                                        By /s/ Kevin Blackwell
                                           -------------------------------------
                                           Kevin Blackwell, President & CEO


                                        By /s/ Kathryn Blackwell
                                           -------------------------------------
                                           Kathryn Blackwell, Secretary

                CERTIFICATION OF SPORTS GROUP INTERNATIONAL, INC.

          IN WITNESS WHEREOF, this Plan was adopted by the Board of Directors of Sports Group International, Inc., a Florida corporation ("Sports Group"), on September 2, 1999, subject to the condition that it be approved by the shareholders of Sports Group on or before September 1, 2000, and was executed by the Chairman of the Board of Sports Group and its Secretary as of September 2, 1999. The Plan was approved by a majority of the shareholders of Sports Group on October 12, 1999.

          DATED as of this 13 day of October, 1999.


                                        SPORTS GROUP INTERNATIONAL, INC.,
                                        a Florida corporation


                                        By /s/ Kathryn Blackwell
                                           -------------------------------------
                                           Kathryn Blackwell
                                           Its Secretary